Note 3 - Reverse Merger	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Assets Acquired Through Merger [Text Block]
(3)	Reverse Merger

On
October 24, 2016,
we completed the Merger as discussed in Note
1.
 For financial reporting purposes, the Merger is accounted for as an asset acquisition by BioCardia Lifesciences rather than a business combination because we did not
meet the definition of a business as defined by US GAAP as of immediately prior to the Merger. The fair value of the purchase consideration, consisting of Company common stock, was determined based on the fair value of the cash acquired by BioCardia Lifesciences of
$19
million, which is considered the best indicator for the fair value of the purchase consideration.
No
other assets or liabilities were acquired by BioCardia Lifesciences. Transaction costs of
$96,000
were recorded as a reduction to additional paid in capital. Additionally, pursuant to the Merger Agreement, upon consummation of the Merger, the Company assumed all of BioCardia Lifesciences, Inc. options outstanding immediately prior to the Merger at the same Exchange Ratio.

The Merger is considered a tax free reverse triangular merger for tax purposes pursuant to Internal Revenue Code Sections
368
(a) and
368
(a)(
2
)(E) in which the Company continues as the parent and BioCardia Lifesciences as the wholly owned subsidiary and is therefore treated as an acquisition of stock of BioCardia Lifesciences by the Company.  Despite the stock acquisition treatment, none
of our pre-Merger tax attributes remain available after the Merger as a result of limitations under Internal Revenue Code Section
382
due to lack of business continuity.